SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549




                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




      Date of Report (Date of Earliest Event Reported) - October 18, 1995
                                                         ----------------



                                    COMPUMED, INC.
                                    --------------
                (Exact name of registrant as specified in its charter)



          Delaware                      0-14210             95-2860434
          --------                      -------             -----------
          (State or                (Commission File       (IRS Employer
          other jurisdiction            Number)           Identification
          of Incorporation)                                    No.)


          1230 Rosecrans Avenue, Suite 1000
          Manhattan Beach, California                       90266
          ---------------------------------                 ------
          (Address of principal executive offices)          (zip code)



      Registrant's telephone number, including area code - (310) 643-5106
                                                           --------------

          ITEM 5.  OTHER EVENTS

                    On October 18 and 19, 1995, the following securities

          class action complaints were filed in the United States District

          Court for the Central District of California against CompuMed,

          Inc., a Delaware corporation (the "Registrant"):

                    1. Jeffrey Lynn v. Rod Raynovich and CompuMed, Inc., filed on October 18, 1995 (Civ. No. 95-7034);

                    2. CPA Data Systems, Inc. v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Robert G. Funari, Howard Mark, Robert Stuckelman and Russell Walker, filed on October 18, 1995 (Civ. No. 95-7071);

                    3. Dana Bruno v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Robert G. Funari, Howard L. Mark and Robert G. Stuckelman, filed on
                         October 18, 1995 (Civ. No. 95-7051); and

                    4. Arthur Shinensky v. Rod Raynovich and CompuMed, Inc., filed on October 19, 1995 (Civ. No. 95-
                         7069).

          The complaints were filed by the named plaintiffs on behalf of persons who purchased the Registrant's common stock during the time period spanning from August 31, 1995 through October 17,

          1995.

                    The complaints allege violations of federal securities

          laws by the Registrant and certain of its officers and directors.

          The complaints generally relate to the disclosure of certain caps on the royalties receivable by the Registrant under the terms of its Technology License Agreement, dated September 22, 1995, with

          Merck & Co., Inc., pursuant to which the Registrant, effective

          September 27, 1995, licensed its proprietary technology in the

          OsteoGram(R) , a test which assists physicians in detecting osteoporosis.

                    The complaints are included as Exhibits 99.1, 99.2,

          99.3 and 99.4, respectively, and the press release issued by the

          Registrant announcing the lawsuits is included as Exhibit 99.5.

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits.

          Exhibit
          Number                                                       Page
          -------                                                      ----

          99.1      Jeffrey Lynn v. Rod Raynovich and CompuMed,
                    Inc., filed on October 18, 1995 (Civ. No. 95-
                    7034).

          99.2      CPA Data Systems, Inc. v. CompuMed, Inc., Rod
                    N. Raynovich, DeVere B. Pollom, Robert G.
                    Funari, Howard Mark, Robert Stuckelman and
                    Russell Walker, filed on October 18, 1995
                    (Civ. No. 95-7071).

          99.3 Dana Bruno v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Robert G. Funari, Howard Mark and Robert G. Stuckelman, filed on October 18, 1995 (Civ. No. 95-7051).

          99.4      Arthur Shinensky v. Rod Raynovich and
                    CompuMed, Inc., filed on October 19, 1995
                    (Civ. No. 95-7069).

          99.5      Press Release, dated October 20, 1995.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



          Date: October 23, 1995        COMPUMED, INC.
                                        --------------
                                        (Registrant)



                                   /s/ Rod N. Raynovich
                                   -------------------------------------
                                   Rod N. Raynovich
                                   President and Chief Executive Officer

                                    EXHIBIT INDEX


          Exhibit                                                      Page
          -------                                                      ----


          99.1      Jeffrey Lynn v. Rod Raynovich and CompuMed,
                    Inc., filed on October 18, 1995 (Civ. No. 95-
                    7034).

          99.2      CPA Data Systems, Inc. v. CompuMed, Inc., Rod
                    N. Raynovich, DeVere B. Pollom, Robert G.
                    Funari, Howard Mark, Robert Stuckelman and
                    Russell Walker, filed on October 18, 1995
                    (Civ. No. 95-7071).

          99.3 Dana Bruno v. CompuMed, Inc., Rod N. Raynovich, DeVere B. Pollom, Robert G. Funari, Howard L. Mark and Robert G. Stuckelman, filed on October 18, 1995 (Civ. No. 95-7051).

          99.4      Arthur Shinensky v. Rod Raynovich and
                    CompuMed, Inc., filed on October 19, 1995
                    (Civ. No. 95-7069).

          99.5      Press Release, dated October 20, 1995.